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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



         Date of Report (Date of Earliest Event Reported): July 29, 2004
                                                           -------------


                                GB Holdings, Inc.
               (Exact Name of Registrant as Specified in Charter)


          Delaware                    33-69716                   75-2502293
          --------                    --------                   ----------
(State or Other Jurisdiction          (Commission               (IRS Employer
      of incorporation)              File Number)            Identification No.)

                           c/o Sands Hotel & Casino
                  Indiana Avenue and Brighton Park, 9th Floor
                           Atlantic City, New Jersey                08401
                           -------------------------                -----
                    (Address of Principal Executive Offices)      (Zip Code)


                                 (609) 441-4633
              (Registrant's telephone number, including area code)


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ITEM 5.     OTHER EVENTS.

     On July 23, 2004, the Board of Directors of GB Holdings, Inc. (the "Company"), a Delaware corporation; authorized the filing of a request with the Securities and Exchange Commission and the American Stock Exchange to withdraw its common stock, par value $.01 per share (the "Common Stock"), from listing and registration on the American Stock Exchange (Ticker Symbol: GBH)

     The full text of the press release issued by the Company on July 29, 2004 is attached hereto as Exhibit 99.1 and is incorporated herein by reference.


ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c) Exhibits.

Exhibit   Description

99.1*     Press Release, dated July 29, 2004.



*Filed herewith.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        GB HOLDINGS, INC.


Dated: July 29, 2004                By: /s/ Patricia M. Wild
                                        --------------------
                                        Name:  Patricia M. Wild
                                        Title: Vice President, General Counsel
                                               and Secretary